SUPPLEMENT DATED JULY 21, 2014
TO

PROSPECTUS DATED DECEMBER 31, 2003
FOR KEYLIFE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
(FORMERLY KNOWN AS SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.))
KEYPORT VARIABLE ACCOUNT I

1.	Effective immediately, Sun Life Assurance Company of Canada (U.S.) has changed its name to Delaware Life Insurance Company.

As a result of the name change, all references throughout the Prospectus to Sun Life Assurance Company of Canada (U.S.) are hereby deleted and replaced by Delaware Life Insurance Company and all references to Sun Life (U.S.) are hereby deleted and replaced by Delaware Life.

2.	The section in the Prospectus entitled “SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)” is hereby deleted and replaced with the following:

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Our parent is Delaware Life Holdings, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life Holdings, LLC is ultimately controlled by Todd L. Boehly and Mark R. Walter.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

KeyLife 7/2014